Exhibit 10.23(g)

Supplemental Agreement No. 7

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of October 31, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft, (the Aircraft); and

WHEREAS, the Customer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 7.

1.2 Remove and replace, throughout the entire Purchase Agreement, all references to "777-200IGW" with "777-200ER".

1.3 Remove and replace, in their entirety, Articles 1 through 5 with revised Articles 1 through 5 attached hereto, to add references to Table 2 and Supplemental Exhibit EE2.

1.4 Add Table 2 "Aircraft Delivery, Description, Price and Advance Payments" to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5 Add Supplemental Exhibit EE2 "Engine Escalation,

Engine Warranty and Patent Indemity" that applies to the Aircraft described in Table 2.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 2061-1R3 "Option Aircraft", with the revised Letter Agreement 2061-1R4 "Option Aircraft" attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Henry H. Hart  By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 7

2. Delivery Schedule SA No. 7

3. Price SA No. 7

4. Payment SA No. 7

5. Miscellaneous SA No. 7

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 7

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 7

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R4 Option Aircraft SA No. 7

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

2061-6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R1 Special Matters SA No. 3

6-1162-GOC-172 Additional Matters SA No. 1

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

PURCHASE AGREEMENT NO. 2061*

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 777-200ER Aircraft

* Purchase Agreement No. 2061 was formerly known as Purchase Agreement No. 1785.

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This amended and restated Purchase Agreement No. 2061 (formerly known as Purchase Agreement No. 1785) is dated as of October 10, 1997, between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 777-200ER aircraft. The terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997, between the parties, identified as AGTA-CAL (AGTA), are hereby incorporated by reference into this Purchase Agreement.

RECITALS

A. Boeing and Customer previously entered into Purchase Agreement No. 1785 dated March 18, 1993, as amended and supplemented.

B. Boeing and Customer now desire to further amend and restate the terms and conditions of their agreement and to reflect their entire agreement in this amended and restated Purchase Agreement No. 2061 (Purchase Agreement).

C. For the avoidance of doubt, this Purchase Agreement contains the entire agreement between the parties and replaces and supersedes Purchase Agreement No. 1785.

Now therefore, the parties agree as follows:

Article 1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-200ER aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 and Table 2 to the Purchase Agreement.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery listed in the attached Table 1 and Table 2, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and Table 2 and is subject to mutually agreed upon price adjustments and the Escalation Adjustment.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices for the Aircraft are listed in Table 1 and Table 2 and were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2002. The prices listed in Table 1 and Table 2 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2002.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 and Table 2 for each Aircraft (Deposit).

4.2 The amounts and payment dates for advance payments to be made by Customer are set forth in the attached Table 1 and Table 2. Advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1 and Table 2.

4.3 For any Aircraft whose scheduled month of delivery is less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in Table 1 and Table 2.

4.4 The Aircraft Price is the total amount Customer will pay to Boeing at the time of delivery of each Aircraft. Such Aircraft Price will be calculated at time of delivery using then available escalation factors to calculate the Escalation Adjustment. The invoice amount for an Aircraft will show the Aircraft Price appropriately adjusted to account for previously received advance payments.

Article 5. Miscellaneous.

5.1 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1, which is part of this Purchase Agreement, contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

5.2 Customer Support Variables. Supplemental Exhibit CS1, which is part of this Purchase Agreement, contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

5.3 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 1. Supplemental Exhibit EE2 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 2.

5.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.6 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

Continental Airlines, Inc. By /s/ Brian F. Davis Its Vice - President	THE BOEING COMPANY By /s/ Gunar Clem Its Attorney-In-Fact

Table 2

To Purchase Agreement 2061

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 777-200ER 580,000

Engine Model: GE90-90B

Airframe Base Price: [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

Optional Features: SECURITIES AND EXCHANGE COMMIS-

SION PURSUANT TO A REQUEST FOR

Sub-Total of Airframe CONFIDENTIAL TREATMENT]

and Features:

Buyer Furnished Equipment

(BFE) Estimate:

Seller Purchased

Equipment (SPE) including

IFE est:

Engine Price (Per Aircraft):

Detail Specification: D019W001-CAL-2B (10/10/97)

Airframe Price Base Year: Jul-95

Engine Price Base Year: Jul-00

Airframe Escalation Data:

Base Year Index (ECI): [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

Base Year Index (ICI): SECURITIES AND EXCHANGE COMMIS-

SION PURSUANT TO A REQUEST FOR

Engine Escalation Data: CONFIDENTIAL TREATMENT]

Base Year Index (CPI):

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, inc.

Supplemental Exhibit EE2 to Purchase Agreement Number 2061

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-200ER AIRCRAFT

1. ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 2 of the Purchase Agreement includes an aggregate price for GE90 engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b) The following definitions will apply herein:

Pe = Engine Price Adjustment

Pb = Engine Base Price (per Aircraft), as set forth in Table 2 of the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Base Price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used will be those published as of a date 30 days prior to the scheduled Aircraft delivery to Customer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, or if the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric Company (GE) agrees to meet jointly with Boeing and Customer, (to the extent such parties may lawfully do so,) to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. If such Engine price escalation provisions, methodology or data publication are subsequently reinstated, Boeing will make adjustments consistent with the agreements defined in this Supplemental Exhibit EE2.

NOTE: The factor (CPI divided by the base year index) by which the Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE2 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GE90 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereafter execute, a General Terms Agreement covering the Engines, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 1 through 11 below and paragraphs 1 through 11 below shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In addition, Customer hereby releases and discharges GE from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines except as otherwise expressly assumed by GE in such GE Warranty or General Terms Agreement between Customer and GE and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GE90 Warranty Parts List*

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Warranty Parts List may change

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

October 31, 2000

2061-1R4

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company Boeing) and Continental Airlines, Inc. Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirely Letter Agreement 2061-1R3 dated May 14, 1999.

Boeing agrees to manufacture and sell to Customer additional Model 777-200ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January, 2003, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE2 to the Purchase Agreement, have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2003, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-200ER aircraft and engines for delivery in the year 2003 and after. When prices and the pricing bases are established for the Model 777-200ER aircraft delivering in the year 2003 and after, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By      /s/ Henry H. Hart

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 31, 2000

Continental Airlines, Inc.

By      /s/ Gerald Laderman

Its      Senior Vice President - Finance

Attachment

Attachment to

Letter Agremenet 2061-1R4 Option Aircraft Delivery,

Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]